AGREEMENT AND WAIVER

     THIS AGREEMENT AND WAIVER WITH RESPECT TO AMENDED AND RESTATED PROMISSORY NOTE (the "Waiver"), is entered into as of September 29, 2000, by SeraNova, Inc., a New Jersey corporation (the "Obligor") and Intelligroup, Inc., a New Jersey corporation (the "Holder").

     WHEREAS, the Obligor and the Holder entered into that certain Amended and Restated Promissory Note dated as of May 31, 2000 (the "Note");

     WHEREAS, the Obligor has consummated an equity financing with Strong River Investments, Inc. and certain other investors (the "Financing") for an aggregate amount of eight million dollars ($8,000,000);

     WHEREAS, Section 3 of the Note provides that in the event the Obligor consummates any debt or equity financing, the Obligor shall make a mandatory prepayment to the Holder in an amount to be determined pursuant to a schedule of mandatory prepayments contained in Section 3 of the Note;

     WHEREAS, the Obligor has, following the Financing, not made to the Holder the mandatory prepayment required by the mandatory prepayment provisions of
Section 3 of the Note to be made in the event of the Financing; and

     WHEREAS, the Obligor and the Holder desire, in light of the current operations of the Obligor and the Holder, to waive, subject to and upon the terms contained herein, the mandatory prepayment obligations of the Obligor under the terms of the Note arising as a result of the consummation of the Financing.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Obligor and the Holder, intending to be legally bound, agree as follows:

1.   Defined Terms.   Capitalized  terms  used in  this  Waiver  shall  have the
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meanings  assigned to such terms in the Note,  unless a different  definition is provided in this Waiver.

2.   Conditions to the Waiver of the Holder.  The  effectiveness  of the  waiver
     --------------------------------------
provided by the Holder under this Waiver is subject to the following conditions being satisfied:

     (a)  Payment. The Obligor shall pay to the Holder (i) five hundred thousand
          -------
          dollars ($500,000) upon the execution of this Waiver; (ii) five hundred thousand dollars ($500,000) on or before each of January 31, 2001, February 28, 2001, March 31,

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          2001, April 30, 2001 and May 31, 2001; and (iii) four hundred thousand dollars ($400,000) on or before December 15, 2000 to be applied either as (A) an advance payment towards a contemplated services arrangement between the Holder and the Obligor relating to hosting services for business critical systems (the "Hosting Agreement"); or (B) in the event that no such Hosting Agreement is executed on or before December 15, 2000, an additional advance prepayment toward the principal balance of the Note.

     (b) If any payment pursuant to Section 2(a) of this Waiver shall become due on a Saturday, Sunday or on any legal holiday, such payment shall be made on the next succeeding business day. The Obligor shall be in default under this Waiver in the event Obligor fails to timely satisfy its payment obligations pursuant to Section2(a) of this Waiver and such failure to pay shall continue unremedied for a period of five business days following the due date of such payment set forth in
          Section 2(a) of this Waiver;

     (c)  Representations  and Warranties.   The following  representations  and
          -------------------------------
          warranties of the parties shall be true and correct as of the date of this Waiver:

          (i) Of the  Obligor:  Except as set  forth  herein,  to the  Obligor's
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     knowledge,  no event or condition  has occurred or exists  which,  with the giving of notice or the passage of time, or both, would constitute an Event of Default under the Note.

          The execution and delivery of this Waiver and the consummation of the transactions contemplated hereby and by any other documents executed by the Obligor required to be delivered to the Holder in connection with this Waiver has been duly and validly authorized by the Obligor and all such documents together constitute the legal, valid and binding agreement of the Obligor, enforceable against the Obligor in accordance with their respective terms, except to the extent that enforceability of any of such document may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforceability of creditors rights generally or general equitable principles.

          (ii) Of the Holder:  The execution and delivery of this Waiver and the
               -------------
     consummation of the transactions contemplated hereby and by any other documents executed by the Holder required to be delivered to the Obligor in connection with this Waiver have been duly and validly authorized by the Holder and all such documents together constitute the legal, valid and binding agreement of the Holder, enforceable against the Holder in accordance with their respective terms, except to the extent that enforceability of any of such document may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforceability of creditors rights generally or general equitable principles.

3.   Waiver of  Compliance.  The  following  waiver by Holder shall be effective
     ---------------------
so long as the Obligor is in compliance with and satisfies the payment obligations set forth in Paragraph 2(a) of this Waiver:

     (a) With respect to the Financing only, the Holder hereby waives compliance by the Obligor with the mandatory prepayment obligations of
          Section 3 of the Note and the requirement that the Obligor make a mandatory prepayment of principal to the Holder in an amount equal to three million dollars ($3,000,000) and agrees not to exercise its rights under Section 7 of the Note. Notwithstanding the foregoing waiver of prepayment, all unpaid amounts of principal and interest due under the Note shall remain the obligation of the Obligor and shall be due and payable pursuant to the terms of the Note, as amended by this Waiver. This Waiver shall not apply to any subsequent equity or debt financings by the Obligor.

4.   Notice.  Obligor hereby waives  presentment,  demand,  protest or notice of
     ------
any kind in connection with this Waiver.

5.   Currency.   All references to "$"  or  "dollars"  herein shall mean  United
     --------
States dollars.

6.   Entire Agreement.   The  Note  (including  the  documents  and  instruments
     ----------------
referred to therein), as modified by this Waiver, constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter thereof and hereof.

7.   Counterparts. This Waiver may be signed in any number of counterpart copies
     ------------
and by the parties hereto on separate counterparts, but all such copies shall constitute one and the same instrument.

8.   Limitation of Waiver.  This Waiver shall not, except as expressly set forth
     --------------------
above, serve to waive, supplement or amend the Note, which Note shall, except as amended hereby, remain in full force and effect.

                           [Signature Page to Follow]

     WITNESS the due execution of this Waiver as a document under seal, as of the date first written above.

                                          SERANOVA, INC.


                                          By:  /s/ David Rogers
                                              ----------------------------------

                                          Print Name:  David Rogers
                                                      --------------------------

                                          Title:  Sec / Treas
                                                 -------------------------------


                                          INTELLIGROUP, INC.


                                          By:  /s/ Nicholas Visco
                                              ----------------------------------

                                          Print Name:  Nicholas Visco
                                                      --------------------------

                                          Title:      VP Finance and CFO
                                                 -------------------------------